RUUNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 28, 2008
Date of Report (Date of earliest event reported)

RUBY CREEK RESOURCES INC.
(Exact name of registrant as specified in its charter)

BRITISH COLUMBIA (State or other jurisdiction of incorporation)	000-52354 (Commission File Number)	N/A (IRS Employer Identification No.)

400-409 Granville Street Vancouver, British Columbia (Address of principal executive offices)	V6C 1T2 (Zip Code)

604-633-9768
Registrant's telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item	Description
8.01	Other Events
9.01	Financial Statements and Exhibits

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

On November 28, 2008, Ruby Creek Resources Inc. ("we" or the "Company") issued a news release reporting that it had filed with the British Columbia Securities Commission a Technical Report prepared by George A. Nicholson, P. Geo., in compliance with National Instrument 43-101 of the Canadian Securities Administrators, Standards of Disclosure for Mineral Projects ("NI 43-101") regarding the Company's More Creek, British Columbia optioned mineral claims. This press release is attached as an exhibit to this Current Report.

The Technical Report, entitled "Review of Technical Information and Proposed Exploration Program for the More Creek Copper Gold Project", is dated November 27, 2008 and was filed electronically with the British Columbia Securities Commission on November 28, 2008, on the System for Electronic Document Analysis and Retrieval (commonly, known as "SEDAR"), and is publicly available on the Internet at www.sedar.com, under our Company's profile.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.
Exhibit	Description
99.1	News release of Ruby Creek Resources Inc. dated November 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
RUBY CREEK RESOURCES INC.
DATE: December 2, 2008	By: "Brian Roberts" Brian Roberts President, CEO and a director

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